Sanara MedTech Overview

September 2023

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as "aims," "anticipates," "believes," "contemplates," "continue," "could," "estimates," "expect," "forecast," "guidance," "intend," "may," "plan," "possible," "potential," "predicts," "preliminary," "projects," "seeks," "should," "targets," "will," or "would," or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, among others, statements concerning the potential benefits created by the acquisition of certain assets related to the Company's collagen products business, the anticipated impact of such acquisition on the Company's business and future financial operating results, the Company's ability to develop and commercialize the new collagen-based products currently under development, including the manufacturing, distribution, marketing, and sales of such products, the Company's ability to maintain or replace the manufacturing and distribution process of the sellers in the acquisition, including with vendors, capital raising plans, the development and launch of new products, the timing of commercialization of our products, the regulatory process and expansion of the Company's business in telehealth and wound care. These items involve risks, contingencies and uncertainties such as uncertainties associated with the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Sanara MedTech Overview

Product Offering and Opportunity

Key Differentiators Driving Future Growth

- I — **Highly Accomplished Sales Team**
- II — **Multiple Product Selling Opportunities Per Case**
- III — **Significant Greenfield Hospital Opportunities**
- IV — **In-House Experienced R&D Team Driving New Product Development**

Select Product Offerings

Advanced suite of products addressing multiple surgical needs

Soft Tissue Repair

CellerateRX® Surgical Activated Collagen

FORTIFY TRG® Tissue Repair Graft

FORTIFY FLOWABLE® ECM

TEXAGEN® Amniotic Membrane Allograft

Bone Fusion

ACTIGEN™ Verified Inductive Bone Matrix

ALLOCYTE® Advanced Cellular Bone Matrix

BIFORM® Bioactive Moldable Matrix

$60 million
Q2 TTM Revenue

63% Growth
Q2 2023/Q2 2022

33 States [1] (50 Planned)
Geographic Coverage

Growing Distribution Capabilities

Purchasing Accounts & Approved Hospitals to Use CellerateRX®



3,000
2,500
2,000
1,500
1,000
500
0
850
900
990
1100
1250
1580
1714
1700
1800
3000
358
408
438
495
562
590
662
700
800
950
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Accounts Products sold into in TTM
Facilities Contracted or Approved to Sell Products

(1) Number based on a minimum of $50,000 revenue in the TTM ended June 30, 2023.

Sanara MedTech Overview (cont'd.)

Portfolio Built to Compliment Surgical Outcomes & Reduce Post-Operative Cost of Care

Sanara MedTech

Soft Tissue

CellerateRX® Surgical Activated Collagen



Type 1 Hydrolyzed Collagen

Example Use: Applied by surgeons to aid in healing after reoperation on a knee after initial surgical failure

FORTIFY TRG® Tissue Repair Graft



Porcine Small Intestine Submucosa

Applied by surgeons to reinforce Achilles tendon after rupture repair surgery

FORTIFY FLOWABLE® ECM



Porcine Small Intestine Submucosa

Applied by surgeons to aid in healing after amputation of the foot

TEXAGEN® Amniotic Membrane Allograft



Multilayer Amniotic Membrane

Applied by surgeons as a wound covering after deep debridement

Bone Fusion

Example Use
All three products used for support of bone fusion (cervical spine fusion after trauma) depending on surgeon's preference.

BiFORM® Bioactive Moldable Matrix



Key Benefits: Synthetic, off the shelf-stability characteristics, highly moldable

ACTIGEN™ Verified Inductive Bone Matrix



Allograft material, resists irrigation, high moldable, each lot highly tested for bone forming characteristics

ALLOCYTE™ Advanced Cellular Bone Matrix



Cellular allograft in easy delivery syringe that is also highly moldable

Surgical Cleanser

BiaSURGE™ Advanced Surgical Solution (Q4 2023 Launch)



Key Benefits: Biocapability and ability to disrupt biofilm

Large Untapped Addressable Market

Multibillion Dollar Market Opportunity with Demographic Tailwinds

Sanara MedTech

Currently developing a "**Value Based Care**" model to address the post acute U.S. Wound Care market

$ 7.3BN Current Addressable U.S. Market

Advanced Dressings
$ 1.3BN
+5.8%
5-Year CAGR [1]

+

Wound Biologics
$ 2.1BN
+6.0%
5-Year CAGR [2]

+

Ortho Biologics
$ 3.9BN
+4.2%
5-Year CAGR [3]

Conditions Driving Future Product Adoption

Aging Population

Growing prevalence of health conditions that can lead to wounds

Cardiovascular Disease

Diabetes

Obesity

(1) SMARTRAK Advanced Wound Care – U.S Market Overview (as of 2022).
(2) SMARTRAK U.S. Wound Biologics – U.S Market Overview (as of 2022).
(3) SMARTRAK OrthoBio – U.S. Market Overview (as of 2022).

Building a Leading Medical Technology Company

Management Has Developed and Executed a Multi-year Growth Strategy

Sanara MedTech

Constructing a leading wound care and biologics platform…

2021

- Rochal asset acquisition (brought R&D in-house)
- Launched Cook Biotech Inc. products (expanded product offering)

2022

- Scendia Biologics acquisition (expanded product offering)

2023

- Acquisition of assets related to collagen products (acquired all rights for key products)
- Signed major national GPO (contributed to a 67% increase in hospital approvals [1])
- BIASURGE 510(k) clearance & expected Q4'23 commercial launch (expands product offering with greenfield opportunity)

…that is leveraged to accelerate the next phase of Sanara's growth

Metrics Driven Expansion in Facilities and Sales Deployment + **Expand Product Portfolio** + **Target Strategic M&A** + **In-House R&D and Commercialization**

(1) Percent increase in hospital approvals is from Q1 to Q2 2023.

Recent Developments & Key Updates

Product Launch, M&A, and GPO Contract to Drive Continued Performance

Sanara MedTech

BIASURGE 510(k) Clearance and Expected Commercial Launch in Q4'23

Initial manufacturing runs have been completed

Currently being tested by clinical partners to ensure a smooth launch and adoption in key facilities

BIASURGE™ Advanced Surgical Solution



Used for medical cleansing and removal of debris, including microorganisms, for wounds

The product is a clear and colorless solution for use with lavage or preferred application method. It contains PHMB as a preservative to reduce microbial growth within the packaging during shelf storage after the sterile seal has been broken

Acquisition of Assets Related to Collagen Products Business

4	510(k) cleared Collagen-based wound care products, incl. CellerateRX & HYCOL
3	new collagen-based products currently under development
9	patents and all the seller's patents pending

Strategic Rationale

Provides control of the manufacturing process for CellerateRX and HYCOL (expected to reduce costs)

Grants full rights to develop new collagen products for human wound case uses based on acquired technology

Eliminates royalty paid to the sellers on CellerateRX & HYCOL

Signed Major National GPO, which Added ~1,300 New Facilities

Significant jump in the number of facilities where Sanara's surgical products were sold between Q1 & Q2

Key priority is getting products into new facilities and continually increasing penetration

950+	Hospitals / ASCs
33	States [1]
3,000+	Facilities [2]

(1) States with minimum of $50,000 in sales over the trailing twelve months ended June 30, 2023.
(2) As of June 30, 2023.

Sanara Post-Acute Value-Based Care Strategy

Reducing Hospital Spend and Improving Outcomes

Sanara MedTech

1st value-based bundling of advanced products, wound care technology, and clinical delivery for $36B+ fragmented post acute market.

Products

- *Advanced dressings*
- *Advanced wound biologics*
- *Negative pressure pumps*

Technology

- *Point of care imaging*
- *Point of care diagnostics*
- *Clinician pathway guidance*
- *Remote patient monitoring*
- *Patient education & engagement*

Delivery

- *Virtual care coordination & navigation center*
- *Integrated network of travelling wound provider groups, podiatrists & home health clinicians*
- *Integration with primary care physicians*

- Targeting entities bearing risk for populations - Payers, Health Systems, VBC Primary Care Networks
- ~$5.5B opportunity = 15% of $36.4B total annual spend (Medicare + Medicare Advantage + Employer)

Key Market Drivers

- Aging Population
- Acute Shortage of Wound Care Expertise
- Spiraling Wound Care Costs
- Demand for Value-Based Models

Questions?

Sanara
MedTech
Evidence Based Healing